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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



                       October 27, 1999 (October 22, 1999)
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                         NATIONAL CITY BANCSHARES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          INDIANA                    0-13585                    35-1632155
          -------                    -------                    ----------
          (State of               (Commission                  (IRS Employer
       incorporation)             File Number)              Identification No.)


                                   PO BOX 868
                         EVANSVILLE, INDIANA 47705-0868
                         ------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (812) 464-9677
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Pursuant to Section 13 or Section 15(d) of the Securities and Exchange Act of
1934, the Registrant hereby make current report regarding the following event:

         Item 5.  Other Events

                  On October 22, 1999, the Registrant issued a news release announcing the declaration of a 5% stock dividend and an increased quarterly cash dividend. A copy of the news release is filed as an exhibit to this report and is hereby incorporated by reference herein.


         Item 7.  Financial Statements and Exhibits

                  Financial Statements

                           None

                  Exhibits

                          Exhibit No.        Description
                          ----------         -----------
                          99.1               News Release dated October 22, 1999



                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NATIONAL CITY BANCSHARES, INC.


         Date:  October 27, 1999                 /s/  STEPHEN C. BYELICK, JR.
                                                 ------------------------------
                                                 Stephen C. Byelick, Jr.
                                                 Secretary/Treasurer



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